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                                                                  EXHIBIT 99.B19


                               POWER OF ATTORNEY

                     STRONG CONSERVATIVE EQUITY FUNDS, INC.
                                  (Registrant)

        Each person whose signature appears below, constitutes and appoints
John Dragisic, Thomas P. Lemke, Lawrence A. Totsky, Stephen J. Shenkenberg, and John S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


        Name                             Title                            Date
        ----                             -----                            ----

                           President (Principal Executive
                           Officer and acting Principal
                           Financial and Accounting Officer)
 /s/John Dragisic          and a Director                           December 27, 1996
 -----------------------
 John Dragisic


 /s/Richard S. Strong      Chairman of the Board and a Director     December 27, 1996
 -----------------------
 Richard S. Strong


 /s/Marvin E. Nevins       Director                                 December 27, 1996
 -----------------------
 Marvin E. Nevins


 /s/Willie D. Davis        Director                                 December 27, 1996
 -----------------------
 Willie D. Davis


 /s/William F. Vogt        Director                                 December 27, 1996
 -----------------------
 William F. Vogt


 /s/Stanley Kritzik        Director                                 December 27, 1996
 -----------------------
 Stanley Kritzik